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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ------------------
                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  December 15, 1999

                                  CMGI, Inc.

             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     000-23262                04-2921333
------------------------------        ------------               ----------
     (State or other juris-           (Commission               (IRS Employer
     diction of incorporation)        File Number)           Identification No.)


    100 Brickstone Square, Andover, MA                              01810
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(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code:  (978) 684-3600

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On December 3, 1999, CMGI, Inc., a Delaware corporation (the "Company"), filed a Registration Statement on Form S-4 (File No. 333-92107) (the "Flycast Registration Statement") to register under the Securities Act of 1933, as amended (the "Securities Act"), an aggregate of 9,801,662 shares of its common stock, $.01 par value per share (the "Common Stock"), in connection with its acquisition of Flycast Communications Corporation, a Delaware corporation. The Flycast Registration Statement was declared effective by the SEC on December 7, 1999. In addition, on December 6, 1999, the Company filed a Registration Statement on Form S-4 (File No. 333-92139) (the "AdForce Registration Statement") to register under the Securities Act an aggregate of 6,573,670 shares of its Common Stock in connection with its acquisition of AdForce, Inc., a Delaware corporation. The AdForce Registration Statement was declared effective by the SEC on December 7, 1999.

     On December 15, 1999, the Company announced that the Company's Board of Directors had approved a two-for-one stock split of its outstanding shares of its Common Stock to be effected in the form of a 100% stock dividend.
The dividend will be distributed on January 11, 2000 (the "Dividend Distribution Date") to Company stockholders of record as of the close of business on December 28, 1999. The Company's press release announcing this stock split is filed as
Exhibit 99.1 hereto. Each of the Flycast Registration Statement and the AdForce Registration Statement incorporates by reference this Current Report on Form 8-K and, as a result of the stock split, as of the Dividend Distribution Date
(i) the Flycast Registration Statement shall be deemed to register 19,603,324 shares of Common Stock and (ii) the AdForce Registration Statement shall be deemed to register 13,147,340 shares of Common Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

   99.1 Press release dated December 15, 1999 announcing the approval by the Company's Board of Directors of a two-for-one stock split to be effected in the form of a 100% stock dividend.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 1999               CMGI, Inc.
                                      ----------
                                      (Registrant)

                                      By: /s/ Andrew J. Hajducky III
                                          -------------------------------------
                                          Andrew J. Hajducky III
                                          Executive Vice President,
                                          Chief Financial Officer and Treasurer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99.1 Press release dated December 15, 1999 announcing the approval by the Company's Board of Directors of a two-for-one stock split to be effected in the form of a 100% stock dividend.